AEGIS AUTO FUNDING CORP. IV,
            a Delaware Corporation, Seller


                          and

     NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
              Trustee and Backup Servicer



            POOLING AND SERVICING AGREEMENT


               Dated as of April 1, 1997




                      $37,162,000


          AEGIS AUTO RECEIVABLES TRUST 1997-2

   AUTOMOBILE RECEIVABLE PASS-THROUGH CERTIFICATES



                   TABLE OF CONTENTS


                                                   Page

ARTICLE I.          CREATION OF TRUST
   1

ARTICLE II.         CONVEYANCE OF RECEIVABLES
   1

ARTICLE III.        ACCEPTANCE BY TRUSTEE
   3

ARTICLE IV.         INCORPORATION OF STANDARD TERMS AND
   CONDITIONS
   3

ARTICLE V.          SPECIAL DEFINITIONS AND TERMS
   4

ARTICLE VI.         ADDITIONAL SELLER REPRESENTATIONS
   5

ARTICLE VII.        CERTIFICATE DELIVERY AND REGISTRATION
   5

ARTICLE VIII.       APPLICATION OF PROCEEDS
   6

TESTIMONIUM

SIGNATURES

APPENDIX A  Schedule of Receivables

APPENDIX B  Standard Terms and Conditions

APPENDIX C  Risk Default Insurance Policy Endorsement

APPENDIX D  VSI Insurance Policy Endorsement

APPENDIX E  Direction as to Registration of Certificates

APPENDIX F  General Certificate of Aegis Auto Funding Corp. IV

APPENDIX G  Form of Term Note
            POOLING AND SERVICING AGREEMENT

   This POOLING AND SERVICING AGREEMENT is dated as of April
1, 1997 (this "Agreement") among Aegis Auto Funding Corp. IV, a Delaware corporation, as Seller (the "Seller") and Norwest Bank Minnesota, National Association, a national banking association, as trustee for the Trust (the "Trustee") and as Backup Servicer (the "Backup Servicer") and is made with respect to the formation of the Aegis Auto Receivables Trust 1997-2 (the "Trust").

   WHEREAS, the Seller and the Trustee desire to form a trust pursuant to the Master Trust Agreement dated as of March 1, 1997 (the "Master Trust Agreement") by and between the Seller and the Trustee, and provide for the issuance of a series of Automobile Pass-Through Certificates by such trust;

   NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                       ARTICLE I

                   CREATION OF TRUST

   Upon the execution of this Agreement by the parties hereto, there is hereby created the Aegis Auto Receivables Trust 1997-2. The situs and administration of the Trust shall be in Minneapolis, Minnesota or in such other city in which the Corporate Trust Office is located from time to time.

                      ARTICLE II

               CONVEYANCE OF RECEIVABLES


   Section 2.01.  Conveyance by Seller.

        (a) In consideration of the Trustee's delivery of the Certificates to or upon the order of the Seller in an aggregate principal amount equal to the aggregate Principal Balance of the Initial
   Receivables, the Seller does hereby irrevocably sell, assign, and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse (subject to the obligations herein):


       (i) all right, title and interest of the Seller in and to the Initial Receivables identified on Appendix A hereto, all Excess Interest Collections thereon and all other moneys received thereon on and after the Cutoff Date;

         (ii) the interest of the Seller in the security interests in the Financed Vehicles granted by the Obligors pursuant to the Initial Receivables;

        (iii)    the interest of the Seller in any Risk Default
        Insurance Proceeds and any proceeds from claims on any Insurance Policies (including the VSI Insurance Policy) covering the Initial Receivables, the Financed Vehicles or the Obligors from the Cutoff Date;

         (iv) the right of the Seller to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured an Initial Receivable and have been repossessed by or on behalf of the Trust;

          (v) the interest of the Seller in any Dealer Recourse relating to the Initial Receivables;

         (vi) all right, title and interest of the Seller in and to the Purchase Agreement; and

        (vii)    the proceeds of any and all of the foregoing.

             (b)  [RESERVED]

    Section 2.02. Nature of Conveyance. It is the intention of the Seller and the Trustee that the transfer and assignment of the Seller's right, title and interest in and to the assets identified in clauses (i) through (vii) of
Section 2.01(a) (collectively, the "Trust Property") shall constitute an absolute sale by the Seller to the Trustee in trust for the benefit of the Certificateholders. In the event a court of competent jurisdiction were to recharacterize the transfer of the Trust Property as a secured borrowing rather than a sale, contrary to the intent of the Seller and the Trustee, the Seller does hereby grant, assign and convey to the Trustee and the Trust, as security for all amounts payable to the Certificateholders, a security interest in and lien upon all of its right, title and interest in and to the Trust Property, including all amounts deposited to the Lock-Box Account, the Collection Account and the Certificate Account, said security interest to be effective from the date of execution of this Agreement.

   The Trustee and the Certificateholders acknowledge and agree that the Seller is the holder of the Residual Interest.

                      ARTICLE III

                 ACCEPTANCE BY TRUSTEE

   The Trustee, on behalf of the Trust, hereby accepts all consideration conveyed by the Seller pursuant to Article II, and declares that the Trustee shall hold such consideration upon the trusts herein set forth for the benefit of all present and future Certificateholders, subject to the terms and provisions of this Agreement and the Master Trust Agreement.

                      ARTICLE IV

    INCORPORATION OF STANDARD TERMS AND CONDITIONS

   This Agreement hereby incorporates by reference the Standard Terms provided for by the Master Trust Agreement in the form attached hereto as Appendix C, except to the extent expressly modified hereby.

                       ARTICLE V

             SPECIAL DEFINITIONS AND TERMS

   Section 5.01. Special Definitions. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Standard Terms. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

   "Backup Servicer Fee" means, with respect to any Distribution Date, one-twelfth of the product of (i) 0.02% per annum and (ii) the outstanding Pool Balance as of the first day of the preceding Collection Period or, in the case of the first Distribution Date, as of the Closing Date.

   "Class A Percentage" means 64.9992%.

   "Class A Rate" means 7.515% of interest per annum.

   "Class B Percentage" means 35.0008%.

   "Class B Rate" means 13.901% of interest per annum; provided, however that if a Credit Enhancement Event shall have occurred, "Class B Rate" shall mean 12.972%. A "Credit Enhancement Event" shall have occurred if, within 90 days of the Closing Date, the Seller notifies the Trustee and the Certificateholders that a Credit Enhancement Fee shall be payable to the Credit Enhancer in connection with the credit enhancement of the Class A Certificates or any commercial paper issued to fund the purchase of the Class A Certificates.

   "Closing Date" means April 16, 1997.

   "Credit Enhancement Event" shall have the meaning set forth in the definition of "Class B Rate".

   "Credit Enhancement Fee" means, with respect to any Distribution
Date, one-twelfth of the product of 0.50% per annum times the Class A Percentage of the Pool Balance as of the end of the preceding Distribution Date, payable to the Credit Enhancer after a Credit Enhancement Event shall have occurred.

   "Custodian Fee" means $1.75 per file boarded.

   "Cutoff Date" means March 31, 1997.

   "Discount Rate" means 14.0% per annum.

   "Final Scheduled Distribution Date" means October 20, 2002.

   "Initial Distribution Date" means May 20, 1997.

   "Original Class Certificate Balance" means, as to the Class A
Certificates, $24,155,000, and as to the Class B Certificates, $13,007,000.

   "Reserve Fund Initial Deposit" means $705,154.92.

   "Trustee Fee" means, with respect to any Distribution Date, one-twelfth of the product of (i) 0.02% per annum and (ii) the aggregate Class Certificate Balance as of the close of business on the preceding Distribution Date (or, in the case of the Initial Distribution Date, the original aggregate Class Certificate Balance).

   Section 5.02.  Special Terms.   (a) Term Note.   On the Closing Date,
the Reserve Fund Initial Deposit shall be invested in a Term Note of The Aegis Consumer Funding Group, Inc., substantially in the form of Appendix G hereto.

        (b)  [Reserved]

                      ARTICLE VI

           ADDITIONAL SELLER REPRESENTATIONS

   The Seller hereby makes the following additional representations with respect to the Receivables:

   (i)  Schedule of Receivables.  The information set forth in Appendix
A hereto is true, complete and correct in all material respects as of the opening of business on the applicable Cutoff Dates, as the case may be, and no selection procedures adverse to the Certificateholders have been utilized in selecting the Receivables.

   (ii) Scheduled Payments. No Receivables had a payment that was more than 59 days overdue as of the applicable Cutoff Date; and each Receivable has a final scheduled payment due no later than the Final Scheduled Distribution Date.

   (iii)     Insurance Policy Endorsements.  Attached hereto as Appendices
E and F, respectively, are true and correct copies of the endorsements to the Risk Default Insurance Policy and VSI Insurance Policy required by the Standard Terms.

                      ARTICLE VII

         CERTIFICATE DELIVERY AND REGISTRATION


   The Certificates shall be designated as the "Aegis Auto Receivables
Trust 1997-2, Automobile Receivable Pass-Through Certificates, Series 1997-2" (the "Certificates"), and issued with an initial aggregate Certificate Balance of $37,162,000 in two Classes as follows: Class A Certificates with an initial Certificate Balance of $24,155,000 and Class B Certificates with an initial Certificate Balance of $13,007,000.

   The Seller hereby directs the Trustee to register the Certificates in the names and denominations specified in the direction attached hereto as Appendix E, and to execute, authenticate and deliver the Certificates to the initial purchasers specified in such direction upon receipt by the Trustee of the following:

        (i) $37,302,997,36 in immediately available funds from the purchasers for the account of the Seller;

        (ii) Investor letters executed by each of the initial purchasers;

        (iii) An executed copy of the Supplemental Conveyance from Aegis Finance in the form attached as Appendix A to the Purchase Agreement with respect to the Receivables conveyed to the Trust on the Closing Date;

        (iv) An executed copy of the certificate of the Seller required by Section 7 of the Master Certificate Purchase Agreement substantially in the form attached hereto as Appendix F;

        (v)  Executed opinions of counsel to the Seller required by
   Section 7 of the Master Certificate Purchase Agreement; and

        (vi) $24,021.54 in immediately available funds from the Seller for deposit to the Collection Account of Excess Interest Collections.

                     ARTICLE VIII

                APPLICATION OF PROCEEDS

   The proceeds of the Certificates, receipt of which the Trustee hereby acknowledges, shall be applied as follows:

             (i) $24,021.54 in immediately available funds from the Seller for deposit to the Collection Account of Excess Interest Collections.

             (ii) $705,154.92 shall be deposited into the Reserve Fund as the Reserve Fund Initial Deposit; and

             (iii) The remainder of $37,302,997.36 shall be paid to the Seller or upon the Seller's order.

   IN WITNESS WHEREOF, the parties hereto have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.



AEGIS AUTO FUNDING CORP. IV,
   as Seller



   By:

   Name:
   Title:





NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee and as Backup Servicer



   By:

   Name:
   Title:












  [Signature Page to Pooling and Servicing Agreement]





                     APPENDIX A

                SCHEDULE OF RECEIVABLES


     Delivered to the Trustee on the Closing Date

                    (See Attached)

                     APPENDIX B

             STANDARD TERMS AND CONDITIONS

                      APPENDIX C

       RISK DEFAULT INSURANCE POLICY ENDORSEMENT

                      APPENDIX D

           VSI INSURANCE POLICY ENDORSEMENT
                      APPENDIX E

                      $37,162,000
          Aegis Auto Receivables Trust 1997-2
   Automobile Receivable Pass-Through Certificates,
                     Series 1997-2

                    DIRECTION AS TO
             REGISTRATION OF CERTIFICATES

The undersigned purchasers of the above-referenced Certificates hereby direct the Trustee to register such Certificates in the names and denominations specified below:

                 CLASS A CERTIFICATES

    Certificate
     Number                            Name
Amount Purchased

   R-1                      III Finance Ltd.               $16,908,500
   R-2                      III Global Ltd                 $ 7,246,500

                 CLASS B CERTIFICATES

Certificate
Number                       Name
Amount Purchased

   R-1                 III Limited Partnership
$13,007,000

                            Total          $
37,162,000

   IN WITNESS WHEREOF, the undersigned have duly executed this
Direction as to   Registration of Certificates as of the date set forth
below.

Dated:    April 16, 1997

                          III FINANCE LTD.


By

Name:
Title:


III GLOBAL LTD.


By

Name:
Title:


                            III LIMITED PARTNERSHIP


   By

   Name:
   Title:


                      Appendix F

                      $37,162,000
          Aegis Auto Receivables Trust 1997-2
   Automobile Receivable Pass-Through Certificates,
                     Series 1997-2

                  GENERAL CERTIFICATE
                          OF
              AEGIS AUTO FUNDING CORP. IV

        The undersigned, on behalf of Aegis Auto Funding Corp. IV, a Delaware corporation ("Seller"), hereby certifies this April 16, 1997, as follows in connection with the issuance of the above-referenced Certificates (the "Certificates") pursuant to the terms of the Pooling and Servicing Agreement dated as of April 1, 1997 (the "Agreement") among the Seller, Norwest Bank Minnesota, National Association, as backup servicer and
Norwest Bank Minnesota, National Association, as Trustee, and the Master Trust Agreement dated as of March 1, 1997 (the "Master Trust Agreement") between the Seller and the Trustee (capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Standard Terms and Conditions attached as Appendix A to the Master Trust Agreement):

        1. The undersigned has examined the Agreement, the Master Trust Agreement, the Purchase Agreement and the Master Certificate Purchase Agreement.

        2. The representations and warranties of the Seller contained in the Agreement, the Master Trust Agreement, the Purchase Agreement and the Master Certificate Purchase Agreement are true and correct in all material respects as if made on and as of the date hereof (except for such representations and warranties specifically made as of another specified date).

        3. Neither the Seller nor any of its Affiliates is in default in the performance of any of their respective obligations under the documents mentioned in paragraph 2 above or any other Pooling and Servicing
Agreement executed pursuant to the terms of the Master Trust Agreement.

        4. The Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under the documents specified in paragraph 2 above at or prior to the date hereof.

        5. The Seller did not, either independently or through any other party, solicit any offer to buy or offer to sell the Certificates or any similar security by means of any form of general solicitation or general advertising, including, but not limited to, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

        6.   The Certificates were sold by the Seller to III Finance
Ltd., III Global Ltd. and III Limited Partnership in a private placement in transactions exempt from the registration requirements of the Act.

        7. The undersigned is duly authorized by the Seller to make the foregoing representations on behalf of the Seller and has conducted such investigation and made such inquiries as he has deemed necessary and appropriate in order to make such representations on behalf of the Seller.

   IN WITNESS WHEREOF the undersigned has signed this General
Certificate of Aegis Auto Funding Corp. IV as of the date first written above.

                            AEGIS AUTO FUNDING
                            CORP. IV


                            By: __________________________
                                Name:
                                Title:




                    PROMISSORY NOTE



$1,486,480                       Dated Date:  April 16, 1997
                       Maturity Date:  October 20, 2002


   FOR VALUE RECEIVED, The Aegis Consumer Funding Group, Inc., a Delaware Corporation (the "Company"), does hereby promise to pay to the order of Aegis Auto Funding Corp. IV, a Delaware corporation (the "Payee") in lawful money of the United States of America, the principal amount of ONE MILLION FOUR HUNDRED EIGHT-SIX THOUSAND FOUR
HUNDRED EIGHTY DOLLARS ($1,486,480) (the "Principal Amount") on the Maturity Date stated above subject to the conditions described herein.

   Notwithstanding the foregoing, this Note shall, without demand, notice or legal process of any kind, be declared and shall become immediately due and payable upon the occurrence of any of the following events (each a "Bankruptcy Event"): (i) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, trustee, or liquidator for the Company in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of thirty (30) consecutive days; (ii) the consent by the Company to the appointment of a trustee, conservator, receiver, or liquidator in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Company and involving substantially all of its property; or (iii) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition of any applicable bankruptcy, insolvency, or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

   If a Bankruptcy Event occurs, the amount immediately due and payable on this Note shall equal the original purchase price hereof ($705,154.92) plus interest accrued on such amount from the Dated Date hereof until such amount is paid in full at the rate of 14% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed and compounded semiannually.
The Company hereby promises to pay all costs and expenses incurred in the collection and enforcement of this Note and any appeal of a judgement rendered hereon.

   This Note represents a general unsecured obligation of the Company.


   THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK.

   THE AEGIS
   CONSUMER FUNDING
   GROUP, INC., a
   Delaware corporation


   By:
         Name:
         Title:


   PAY TO THE ORDER of Norwest Bank Minnesota, National
Association, as Trustee under that certain Master Trust Agreement between the Trustee and Aegis Auto Funding Corp. IV dated March 1, 1997, as amended and restated from time to time, without recourse or warranty.

   AEGIS AUTO FUNDING
CORP. IV


   By:
        Name:
        Title:



















                   [PROMISSORY NOTE]